UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 11, 2021 (January 11, 2021)

EDUCATIONAL DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146
(Address of Principal Executive Offices) (Zip Code)

(918) 622-4522
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.20 par value	EDUC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

The information disclosed in these Items 2.02, 7.01, 8.01 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.02. Results of Operations and Financial Condition.

On January 11, 2021, Educational Development Corporation announced, via press release, fiscal 2021 third quarter and year to date financial results.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 11, 2021, Educational Development Corporation announced, via press release, fiscal 2021 third quarter and year to date results.  Educational Development Corporation’s fiscal 2021 third quarter earnings call will be held on January 14, 2021 at 3:00 PM CT (4:00 PM ET).  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On January 11, 2021, Educational Development Corporation declared, via press release, a quarterly dividend of $0.10 per share.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)        EXHIBITS

Exhibit Number	Description

99.1	Press release dated as of January 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATIONAL DEVELOPMENT CORPORATION

Date: January 11, 2021	By:	/s/ Randall W. White
Randall W. White
President and Chief Executive Officer